UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2024

ALPINE INCOME PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39143	84-2769895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

369 N. New York Ave., Suite 201 Winter Park, Florida 32789
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (407) 904-3324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PINE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2024, Matthew M. Partridge, Senior Vice President, Chief Financial Officer and Treasurer of Alpine Income Property Trust, Inc. (the “Company”), notified the Company that he will resign from his position with the Company effective April 1, 2024. Mr. Partridge also intends to resign, effective April 1, 2024, from his position as Senior Vice President, Chief Financial Officer and Treasurer of CTO Realty Growth, Inc. (“CTO”), the sole member of Alpine Income Property Manager, LLC, the Company’s external manager. Mr. Partridge indicated to the Company that his resignation is not the result of any dispute or disagreement with the Company’s principles or financial statements and disclosures. It is anticipated that Mr. Partridge will remain the Company’s principal financial officer until the effective date of his resignation. CTO has begun the search to identify its next Chief Financial Officer, who will also serve as the Chief Financial Officer of the Company.

Item 7.01.	Regulation FD Disclosure.

On February 28, 2024, the Company issued a press release announcing Mr. Partridge’s resignation. A copy of the press release is attached hereto as Exhibit 99.1. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2024

Alpine Income Property Trust, Inc.

By:	/s/ John P. Albright
John P. Albright, President and Chief Executive Officer